PROSPECTUS April 30, 1997
                     As Revised July 31, 1997

         Calvert Tax-Free Reserves Money Market Portfolio
                        Institutional Class

         4550 Montgomery Avenue, Bethesda, Maryland 20814

Investment Objective and Policies

Calvert Tax-Free Reserves (the "Fund") Money Market Portfolio (the "Portfolio") seeks to earn the highest interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.

The Money Market Portfolio seeks to maintain a constant net asset value of $1.00 per share. There can be no assurance that the Portfolio will be successful in maintaining a constant net asset value of $1.00 per share. An investment in the Portfolio is neither insured nor guaranteed by the U.S. Government.

Purchase Information

The Money Market Portfolio offers two classes of shares, Class O, described in and offered by another Calvert Tax-Free Prospectus, and the Institutional Class (the "Class"), offered by this Prospectus.

To Open An Account

Complete and return the enclosed Account Application. Minimum initial investment is $1,000,000.

About This Prospectus

Please read this Prospectus before investing. It is designed to provide you with information you ought to know before investing and to help you decide if the Fund's goals match your own. Keep this document for future reference.

A Statement of Additional Information ("SAI") (dated April 30, 1997, as revised July 31, 1997) for the Fund has been filed with the Securities and Exchange Commission and is incorporated by reference. This free Statement is available upon request from the
Fund: 800-317-2274.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
COMMISSION NOR HAS THE FEDERAL OR ANY STATE SECURITIES COMMISSION
PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR
GUARANTEED OR ENDORSED BY, ANY BANK, AND ARE NOT FEDERALLY
INSURED BY THE FDIC, THE FEDERAL RESERVE BOARD, OR ANY OTHER
AGENCY.

The SEC maintains a Web site at http://www.sec.gov that contains the Statement of Additional Information, material incorporated by reference, and other information regarding the Fund.

Table of Contents

Fund Expenses
Financial highlights
Investment Objective and Policies
Yield
Management of the Fund
Shareholder Guide:
How to Buy Shares
When Your Account Will be Credited
Exchanges
Other Calvert Group Services
How to Sell your Shares
Dividends and Taxes

FUND EXPENSES

A.       Shareholder Transaction Expenses        Institutional
Class

         Sales Load on Purchases                     None
         Sales Load on Reinvested Dividends          None
         Deferred Sales Load                         None
         Redemption Fees                             None
         Exchange Fee                                None


B.       Annual Fund Operating Expenses
         (as a percentage of average net assets)

         Management Fees                             0.30%
         Rule 12b-1 Fees                             None
         Other Expenses                              0.08%
         Total Fund Operating Expenses               0.38%

C. Example: You would pay the following expenses on a $1,000 investment, assuming (1) 5% annual return; and (2) redemption at the end of each period:

         1 Year            3 Years          5 Years           10
Years

         $4                $12              $21               $48

The example, which is hypothetical, should not be considered a representation of past or future expenses. Actual expenses may be higher or lower than those shown.

Explanation of Table: The purpose of the table is to assist you in understanding the various costs and expenses that an investor in the Class may bear directly (shareholder transaction costs) or indirectly (annual class operating expenses).

A. Shareholder Transaction Expenses are charges you pay when you buy or sell shares of the Class. If you request a wire redemption of less than $50,000, you may be charged a $5 wire fee.

B. Annual Fund Operating Expenses have been restated to reflect expenses anticipated in the current fiscal year. Management Fees are paid by the Portfolio to Calvert Asset Management Company, Inc. (the "Advisor") for managing its investments and business affairs. Management fees include the administrative service fee paid to Calvert Administrative Services Company. The Portfolio incurs Other Expenses for maintaining shareholder records, furnishing shareholder statements and reports, and other services. Management Fees and Other Expenses have already been reflected in the yield of the Class and are not charged directly to individual shareholder accounts. Please refer to the section "Management of the Fund" for further information.

FINANCIAL HIGHLIGHTS

The following table provides information about financial history. It expresses the information in terms of a single share outstanding throughout each period for Class MMP (the predecessor class to the Institutional Class). The table has been audited by those independent accountants whose reports are included in the Annual Reports to Shareholders. The table should be read in conjunction with the financial statements and their related notes. The current Annual Report to Shareholders is incorporated by reference into the SAI.


October 2, 1995
                                          December 31,
through
                                          1996                December 31, 1995

Net asset value, beginning of period        $1.00             $1.00

Income from investment operations
     Net investment income                  .030              .008

Distributions from
     Net investment income                  (.30)             (.008)

Net asset value, end of period              $1.00             $1.00

Total return <F1>                           2.68%             .79%

Ratio to average net assets:
     Net investment income                  2.65%             3.19%(a)

     Total expenses<F2>                     1.29%             1.35%(a)
     Net expenses                           1.28%             1.34%(a)

Net assets, end of period (in thousands)    $33,160           $41,736

Number of shares outstanding at end
of period (in thousands)                    33,153            41,732


[FN]
<F1> Total return is not annualized.

<F2> Effective December 31, 1995, this ratio reflects total
expenses before reduction for fees paid indirectly; such reductions are included in the ratio of net expenses.
[/FN]

INVESTMENT OBJECTIVE AND POLICIES

Calvert Tax-Free Reserves Money Market Portfolio seeks to earn the highest level of interest income exempt from federal income taxes as is consistent with prudent investment management, preservation of capital, and the quality and maturity characteristics of the Portfolio.

The Money Market Portfolio invests primarily in a diversified portfolio of municipal obligations whose interest is exempt from federal income tax. Municipal obligations in which the Portfolio invests are short-term, fixed and variable rate instruments of minimal credit risk and of high quality. The Portfolio invests in municipal bonds and notes and tax-exempt commercial paper within the two highest credit ratings categories or, if unrated, are determined by the Advisor to be of comparable quality. Short-term obligations have remaining maturities of one year or less. The Portfolio maintains an average weighted maturity of 90 days or less.

Credit Quality

The credit quality of municipal obligations is determined by reference to a commercial credit rating service, such as Moody's Investors Service, Inc. or Standard & Poor's Corporation. If an instrument is not rated, credit quality is determined by the Advisor under the supervision of the Board of Trustees. High grade, as determined by a NRSRO, is currently defined as the top two rating categories, i.e., AAA/Aaa, and AA/Aa. There is no limitation on the percentage of the Portfolio's assets that may be invested in unrated obligations; such obligations may be less liquid than rated obligations of comparable quality. The ratings used by these services are described in the Appendix to the Statement of Additional Information.

Variable Rate Obligations

The Portfolio may invest in variable rate obligations. Variable rate obligations have a yield that is adjusted periodically based on changes in the level of prevailing interest rates. Floating rate obligations have an interest rate fixed to a known lending rate, such as the prime rate, and are automatically adjusted when the known rate changes. Variable rate obligations lessen the capital fluctuations usually inherent in fixed income investments. This diminishes the risk of capital depreciation of investment securities in a Portfolio and, consequently, of Portfolio shares. However, if interest rates decline, the yield of the Portfolio will decline, causing the Portfolio and its shareholders to forego the opportunity for capital appreciation of the Portfolio investments and of their shares.

Demand Notes

The Portfolio may invest in floating rate and variable rate demand notes. Demand notes provide that the holder may demand payment of the note at its par value plus accrued interest by giving notice to the issuer. To ensure the ability of the issuer to make payment on demand, the note may be supported by an unconditional bank letter of credit.

Interest-Rate Risk

All fixed income instruments are subject to interest-rate risk; that is, if the market interest rates rise, the current principal value of a bond will decline.

Municipal Leases

The Money Market Portfolio may invest in structured money market instruments, where the underlying security is a municipal lease. Generally, such instruments are structured as tax-exempt commercial paper or variable rate demand notes, and are typically secured by an unconditional letter of credit. In the unlikely event that the letter of credit is not honored, the lease would present special risks, such as the chance that the municipality might not appropriate funding for the lease payments. Thus, the Advisor considers risk of cancellation in its investment analysis. Certain leases may be considered illiquid. In all cases, the Portfolio invests only in high-quality instruments (rated in one of the two highest rating categories, or if unrated, of comparable credit quality) that meet the requirements of SEC Rule 2a-7 regarding credit quality and maturity. See the Statement of Additional Information.

When-Issued Purchases

New issues of municipal obligations are offered on a when-issued basis; that is, delivery and payment for the securities normally take place 15 to 45 days after the date of the transaction. The payment obligation and the yield that will be received on the securities are each fixed at the time the buyer enters into the commitment. The Portfolio will only make commitments to purchase these securities with the intention of actually acquiring them, but may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Temporary Investments

For liquidity purposes or pending the investment of the proceeds of the sale of its shares, the Portfolio may invest in and derive up to 20% of its income from taxable short-term money market type investments. Interest earned from such taxable investments will be taxable to you as ordinary income unless you are otherwise exempt from taxation.

Other Policies

The Portfolio may temporarily borrow money from banks to meet redemption requests, but such borrowing may not exceed 10% of the value of its total assets. The Portfolio has adopted certain fundamental investment restrictions which are discussed in detail in its Statement of Additional Information. Unless specifically noted otherwise, the investment objective, policies and restrictions of the Portfolio are fundamental and may not be changed without shareholder approval.

YIELD

Yield refers to income generated by an investment over a period of time for each class.

From time to time, the Money Market Portfolio Institutional Class may advertise "yield" and "effective yield." Yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Class refers to the actual income generated by an investment in Institutional Class over a particular base period, stated in the advertisement. If the base period is less than one year, the yield will be "annualized." That is, the amount of income generated by the investment during the base period is assumed to be generated over a one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly, but, when annualized, the income earned by an investment in Institutional Class shares is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

"Tax Equivalent Yield"

Money Market Portfolio Institutional Class may also advertise its "tax equivalent yield." The tax equivalent yield is the yield an investor would be required to obtain from taxable investments to equal the yield, all or a portion of which may be exempt from federal income taxes. The tax equivalent yield is computed by taking the portion of the Portfolio's effective yield by a factor based upon a stated income tax rate, then adding the portion of the yield that is not exempt from regular federal income tax. The factor which is used to calculate the tax equivalent yield is the reciprocal of the difference between 1 and the applicable income tax rate, which will be stated in the advertisement.

MANAGEMENT OF THE FUND

The Board of Trustees supervises the activities and reviews its contracts with companies that provide the Fund with services.

Calvert Tax-Free Reserves Money Market Portfolio Institutional Class is a class of Calvert Tax-Free Reserves Money Market Portfolio ("CTFRMM"), a series of Calvert Tax-Free Reserves, a Massachusetts business trust organized on October 20, 1980. Prior to July 31, 1997, CTFRMM offered Class MMP, which has been discontinued. The original class of CTFRMM (Class O) and the CTFRMM Institutional Class shares represent interests in the same portfolio of investments and are identical in all respects, except: (a) the classes may have different transfer agency fees;
(b) postage and delivery, printing and stationery expenses will be separately allocated; (c) the classes will have different dividend rates due solely to the effects of (a) through (c) above.

The Fund is an open-end diversified management investment company. The Fund is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes such as electing Trustees, changing fundamental policies, or approving a management contract. As a shareholder, you receive one vote for each share of the Portfolio you own. For matters affecting only one Portfolio, only shares of that Portfolio are entitled to vote. For matters affecting only one class, only shares of that class are entitled to vote.

Calvert Group is one of the largest investment management firms in the Washington, D.C. area.

Calvert Group, Ltd., parent of the Portfolio's investment advisor, transfer agent, and distributor, is a subsidiary of Acacia Mutual Life Insurance Company of Washington, D.C. Calvert Group is one of the largest investment management firms in the Washington, D.C. area. Calvert Group, Ltd. and its subsidiaries are located at 4550 Montgomery Avenue, Suite 1000N, Bethesda, Maryland 20814. As of December 31, 1996, Calvert Group managed and administered assets in excess of $5.2 billion and more than 220,000 shareholder and depositor accounts.

Calvert Asset Management serves as Advisor to the Portfolio.

Calvert Asset Management Company, Inc. (the "Advisor") is the Portfolio's investment advisor. The Advisor provides the Portfolio with investment supervision and management; administrative services and office space; furnishes executive and other personnel to the Portfolio; and pays the salaries and fees of all Trustees who are affiliated persons of the Advisor. The Advisor may also assume and pay certain advertising and promotional expenses of the Portfolio and reserves the right to compensate broker-dealers in return for their promotional or administrative services.

The Advisor receives a fee based on a percentage of the Portfolio's assets.

Pursuant to the Investment Advisory Agreement, the Advisor is entitled to receive an annual advisory fee of 0.25% of the first $500 million of average daily net assets, 0.20% of the next $500 million, and 0.15% on assets of $1 billion or more.

Calvert Administrative Services Company provides administrative services for the Portfolio.

Calvert Administrative Services Company ("CASC"), an affiliate of the Advisor, has been retained by Calvert Tax-Free Reserves to provide certain administrative services necessary to the conduct of its affairs, including the preparation of regulatory filings and shareholder reports, the daily determination of its net asset value per share and dividends, and the maintenance of its portfolio and general accounting records. For providing such services to the Institutional Class, CASC receives 0.05% of the average daily net assets of the Class.

Calvert Distributors, Inc. serves as underwriter to market the Money Market Portfolio's shares.

Calvert Distributors, Inc. ("CDI") is the Fund's principal underwriter and distributor. Under the terms of its underwriting agreement with the Fund, CDI markets and distributes the Portfolio's shares and is responsible for preparation of advertising and sales literature, and printing and mailing of prospectuses to prospective investors.

The transfer agent keeps your account records.

Calvert Shareholder Services, Inc. is the Fund's transfer, dividend disbursing and shareholder servicing agent.

SHAREHOLDER GUIDE

Opening An Account

You can buy shares of the Class in several ways which are described here and in the chart below

An account application accompanies this prospectus. A completed and signed application is required for each new account you open. Additional forms may be required from corporations, associations, and certain fiduciaries. If you have any questions or need extra applications, call Calvert Group at 800-317-2274.

Share Price

The Portfolio's shares are sold without a sales charge

The price of one share is its "net asset value," or NAV. NAV is computed by adding the value of a Portfolio's investments plus cash and other assets, deducting liabilities and then dividing the result by the number of shares outstanding. The NAV is calculated at the close of the Portfolio's business day, which coincides with the closing of the regular session of the New York Stock Exchange (normally 4:00 p.m. Eastern time). The Portfolio is open for business each day the New York Stock Exchange is open. The Portfolio's securities are valued according to the "amortized cost" method, which is intended to stabilize the NAV at $1.00 per share.

All purchases of Portfolio shares will be confirmed and credited to your account in full and fractional shares (rounded to the nearest 1/100 of a share). The Portfolio may send monthly statements in lieu of immediate confirmations of purchases and redemptions.

                         How to buy shares

Method                       Initial investment
Additional Investments

By wire                      $1,000,000 minimum
$25,000 minimum

                       Wire investments to:
          State Street Bank and Trust Company, Boston MA
                          ABA# 011000028
                FBO: CTFRMM Institutional Fund 718
                     Wire Account #9903-765-7
                 Client's name and account number

By Exchange                  $1,000,000 minimum
$25,000 minimum
(From your account in another Calvert Group fund)
When opening an account by exchange, your new account must be established with the same name(s), address and taxpayer identification number as your existing Calvert account.


WHEN YOUR ACCOUNT WILL BE CREDITED

Before you buy shares, please read the following information to make sure your investment is accepted and credited properly

Your purchase will be processed at the NAV calculated after your order is received and accepted. A telephone order placed to Calvert Institutional Marketing Group by 11:00 a.m. Eastern time will receive the dividend on Class shares declared that day if federal funds are received by the custodian by 5 p.m. Eastern time. Telephone orders placed after 11:00 a.m. will begin earning dividends on Class shares the next business day. If no telephone order is placed, investments begin earning dividends the next business day. Exchanges begin earning dividends the next business day after the exchange request is received by mail or telephone.

All of your purchases must be made by wire. No cash or checks will be accepted. The Fund reserves the right to suspend the offering of shares for a period of time or to reject any specific purchase order.

EXCHANGES

Each exchange represents the sale of shares of one Fund and the purchase of shares of another

If your investment goals change, the Calvert Group Family of Funds has a variety of investment alternatives that includes common stock funds, tax-exempt and corporate bond funds, and money market funds. The exchange privilege is a convenient way to buy shares in other Calvert Group Funds in order to respond to changes in your goals or in market conditions. Before you make an exchange from a Fund or Portfolio, please note the following:

      Call the Calvert Institutional Marketing Group for information and a prospectus for any of Calvert's other Funds registered in your state. Read the prospectus of the Fund or Portfolio into which you want to exchange for relevant information.

      Complete and sign an application for an account in that Fund or Portfolio, taking care to register your new account in the same name and taxpayer identification number as your existing Calvert account(s). Exchange instructions may then be given by telephone if telephone redemptions have been authorized and the shares are not in certificate form.

      Shares on which you have already paid a sales charge at Calvert Group may be exchanged into another Fund at no additional charge. Shares acquired by reinvestment of dividends or distributions may be exchanged into another Fund at no additional charge. Except for money market funds, if you make a purchase at NAV, you may exchange that amount to another fund at no additional sales charge.

The Fund reserves the right to terminate or modify the exchange privilege with 60 days written notice.

OTHER CALVERT GROUP SERVICES

Calvert Information Network

24 hour performance and prices

Calvert Group has a round-the-clock telephone service that lets existing customers obtain prices, performance information, and account balances. Complete instructions for this service may be found on the back of each statement.

Telephone Transactions

Calvert may record all telephone calls

If you have telephone transaction privileges, you may purchase, redeem, or exchange shares, and wire funds by telephone. You automatically have telephone privileges unless you elect otherwise. The Fund, the transfer agent and their affiliates are not liable for acting in good faith on telephone instructions relating to your account, so long as they follow reasonable procedures to determine that the telephone instructions are genuine. Such procedures may include recording the telephone calls and requiring some form of personal identification. You should verify the accuracy of telephone transactions immediately upon receipt of your confirmation statement.

Complete the account application for the easiest way to establish services

The easiest way to establish optional services on your Calvert Group account is to select the options you desire when you complete your account application. If you wish to add other options later, you may have to provide us with additional information and a signature guarantee. Please call the Calvert Institutional Marketing Group at 800-317-2274 for further assistance. For our mutual protection, we may require a signature guarantee on certain written transaction requests. A signature guarantee verifies the authenticity of your signature, and may be obtained from any bank, savings and loan association, credit union, trust company, broker-dealer firm or member of a domestic stock exchange. A signature guarantee cannot be provided by a notary public.

Special Services and Charges

The Fund pays for shareholder services but not for special services that are required by a few shareholders, such as a request for a historical transcript of an account. You may be required to pay a research fee for these special services.

HOW TO SELL YOUR SHARES

You may redeem all or a portion of your shares on any business day. Your shares will be redeemed at the next NAV calculated after your redemption request is received and accepted.

Redemption Requirements To Remember

To ensure acceptance of your redemption request, please follow the procedures described here and below

Once your shares are redeemed, the proceeds will normally be sent to you on the next business day, but if making immediate payment could adversely affect the Portfolio, it may take up to seven (7) days. When the New York Stock Exchange is closed (or when trading is restricted) for any reason other than its customary weekend or holiday closings, or under any emergency circumstances as determined by the Securities and Exchange Commission, redemptions may be suspended or payment dates postponed.

Redemption proceeds are normally paid in cash. However, at the sole discretion of the Portfolio, the Portfolio has the right to redeem shares in assets other than cash for redemption amounts exceeding, in any 90 day period, $250,000 or 1% of the NAV of the Portfolio, whichever is less, or as allowed by law.

If you sell shares by telephone or written request, you will receive dividends through the date the request is received and processed. Calvert encourages you to notify the Institutional Marketing Group for any redemption over $10 million per day.

Telephone

Please call the Institutional Marketing Group at 800-317-2274. You may redeem shares from your account by telephone and have your money mailed to your address of record or wired to a bank you have previously authorized. Same-day wire redemptions may be ordered by calling the Institutional Marketing Group by 11:00 a.m. Eastern time. All other wires will be transmitted the next business day. A charge of $5 may be imposed on wire transfers of less than $50,000. See "Telephone Transactions."

Minimum account balance

Please maintain a balance in your account of at least $1,000,000. If, due to redemptions, the account falls below $1,000,000, or you fail to invest at least $1,000,000, it may be closed and the proceeds mailed to you at the address of record. You will be given notice that your account will be closed after 30 days unless you make an additional investment to increase your account balance to the $1,000,000 minimum.

Exchange to Another Calvert Group Fund

You must meet the minimum investment requirement of the other
Calvert Group Fund or Portfolio. You can only exchange between accounts with identical names, addresses and taxpayer identification number, unless previously authorized with a signature-guaranteed letter.

Mail To: Calvert Institutional Marketing Group, 4550 Montgomery
Avenue, Bethesda, Maryland 20814

You may redeem available shares from your account at any time by sending a letter of instruction, including your name, account and Fund number, the number of shares or dollar amount, and where you want the money to be sent. The letter of instruction must be signed by all required authorized signers. If you want the money to be wired to a bank not previously authorized, then a voided bank check must be enclosed with your letter. If you do not have a voided check, you must enclose a letter on corporate letterhead, signed by one or more authorized signers.

DIVIDENDS AND TAXES

Each year, the Portfolio distributes substantially all of its net investment income to shareholders

Dividends from the Portfolio's net investment income are declared daily and paid monthly. Net investment income consists of interest income, net short-term capital gains, if any, and dividends declared and paid on investments, less expenses.

Dividend payment options

Dividends and any distributions are automatically reinvested in additional shares of the same Portfolio, unless you elect to have the dividends of $10 or more paid in cash (by check). Dividends and distributions from the Portfolio may be invested in shares of any other Calvert Group Fund or Portfolio with no additional sales charge. You must notify the Portfolio in writing to change your payment options. If you elect to have dividends and/or distributions paid in cash, and the U.S. Postal Service cannot deliver the check, or if it remains uncashed for six months, it, as well as future dividends and distributions, will be reinvested in additional shares.

Federal Taxes

In January, the Portfolio will mail you Form 1099-DIV indicating the federal tax status of dividends and any capital gain distributions paid to you by the Portfolio during the past year. Dividends and distributions are taxable to you regardless of whether they are taken in cash or reinvested. Dividends, including short-term capital gains, are taxable as ordinary income. Distributions from long-term capital gains are taxable as long-term capital gains, regardless of how long you have owned Portfolio shares. A portion of the Portfolio's dividends may qualify for the dividends received deduction for corporations.

Other Tax Information

In addition to federal taxes, you may be subject to state or local taxes on your investment, depending on the laws in your area. You will be notified to the extent, if any, that dividends reflect interest received from U.S. government securities. Such dividends may be exempt from certain state income taxes.

Taxpayer Identification Number

If we do not have your correct Social Security or Taxpayer Identification Number ("TIN") and a signed certified application or Form W-9, Federal law may require the Portfolio to withhold 31% of your dividends. In addition, you may be subject to a fine. You will also be prohibited from opening another account by exchange. If this TIN information is not received within 60 days after your account is established, your account may be redeemed at the current NAV on the date of redemption. The Fund reserves the right to reject any new account or any purchase order for failure to supply a certified TIN.